UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 7, 2014

COMM 2014-CCRE16 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
The Bancorp Bank
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-04	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about April 9, 2014, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2014-CCRE16 (the “Certificates”), is expected to be issued by COMM 2014-CCRE16 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2014 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class D, Class E, Class F, Class G, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about April 9, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 56 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 84 commercial and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated March 28, 2014, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated March 28, 2014, between the Registrant and GACC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from The Bancorp Bank (“Bancorp”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated March 28, 2014, between the Registrant and Bancorp.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets Inc. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 28, 2014, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P. Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc. and Cantor Fitzgerald & Co. pursuant to a Certificate Purchase Agreement, dated as of March 28, 2014, between the Registrant, GACC, Deutsche Bank Securities Inc. and Cantor Fitzgerald & Co., as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 28, 2014, supplementing the Prospectus dated February 26, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

The Mortgage Loan identified as “Google and Amazon Office Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Google and Amazon Office Portfolio Mortgage Loan”), is an asset of the Issuing Entity.  The Google and Amazon Office Portfolio Mortgage Loan is part of a loan combination (the “Google and Amazon Office Portfolio Loan Combination”) that includes the Google and Amazon Office Portfolio Mortgage Loan and three other pari passu loans which are not assets of the Issuing Entity (the “Google and Amazon Office Portfolio Pari Passu Companion Loans”).  The Google and Amazon Office Portfolio Loan Combination, including the Google and Amazon Office Portfolio Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of January 1, 2014 (the “CCRE14 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.  The CCRE14 Pooling and Servicing Agreement is attached hereto as Exhibit 99.4.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on April 7, 2014 (the “Prospectus Supplement”), the terms and conditions of the CCRE14 Pooling and Servicing Agreement applicable to the servicing of the Google and Amazon Office Portfolio Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Google and Amazon Office Portfolio Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and CCRE.
99.2	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and GACC.
99.3	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Bancorp.
99.4
Pooling and Servicing Agreement, dated as of January 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capitol Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation By: /s/ Helaine Kaplan Name: Helaine Kaplan Title: President By: /s/ Natalie Grainger Name: Natalie Grainger Title: Vice President

Date:  April 7, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and CCRE.

99.2	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and GACC.

99.3	Mortgage Loan Purchase Agreement, dated March 28, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Bancorp.

99.4
Pooling and Servicing Agreement, dated as of January 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capitol Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.